Exhibit 99.1

INVESTOR PRESENTATION April 2021 © 2021 Lannett Company, Inc. All Rights Reserved. For Discussion Purposes Only

1 This presentation contains forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could,“ “would,” "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," “pursues,” "potential" or "continue" or the negative of these terms, any variations thereof or other similar expressions. Forward-looking statements are based on current perspectives of the Company’s business and current expectations of future events. We cannot guarantee that any forward-looking statement will be accurate, although we believe that we have been reasonable in our expectations and assumptions. Investors should realize that if underlying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from the Company’s expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements speak only as of the date of this presentation and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise. Factors that could cause or contribute to differences in our future results include, but are not limited to: the potential impact of the current and ongoing coronavirus (COVID-19) pandemic, the Company’s beliefs about future revenue and expense levels, growth rates, prospects related to our strategic initiatives and business strategies, express or implied assumptions about government regulatory action or inaction, anticipated product approvals and launches, business initiatives and product development activities, assessments related to clinical trial results, product performance and competitive environment, anticipated financial performance and integration of acquisitions. A further list and description of these risks, uncertainties and other factors can be found under the heading “Risk Factors” in the offering circular and in Part I, Item 1A, Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020 and the Company’s subsequent filings with the Securities and Exchange Commission incorporated by reference in the offering circular for the offering to which this presentation relates. The Company qualifies all of its forward-looking statements by these cautionary statements. Market data information used in this presentation are based on management’s knowledge of the industry and the good faith estimates of management. Management has relied, to the extent available, upon their review of industry surveys and publications and other publicly available information prepared by a number of third party sources. The market data information included in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. Although the Company believes that these sources are reliable as of their respective dates, it has not verified the accuracy or completeness of this information from independent sources. In addition, this information involves important risks, uncertainties and assumptions, including those discussed above, which could cause results to differ materially. In addition to U.S. GAAP financials, this presentation includes certain non GAAP financial measures. These non GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. Adjusted EBITDA excludes, among other things, the effects of (1) amortization of purchased intangibles and other purchase accounting entries, (2) restructuring expenses, (3) non-cash interest expense, as well as (4) certain other items considered unusual or non-recurring in nature, including the unrealized cost savings related to restructurings. A reconciliation of non GAAP measures to GAAP measures is contained in the Appendix to this presentation. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities in any state or jurisdiction which such offer, solicitation or sale would be unlawful, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Lannett logo, "Lannett" and the Company's other trademarks are the property of Lannett Company, Inc. or its subsidiaries. Other trademarks, including names, logos and brands, referenced in this presentation are the property of their respective owners. Cautionary Statements

Today’s presenters Tim Crew – CEO Appointed CEO of Lannett in January 2018 31 years of experience in the industry, 3 at Lannett Previously Senior Vice President and Commercial Operating Officer of the North American Generics division at Teva Past work experience includes Teva, Cipla, Dr. Reddy’s, Bristol-Myers Squibb Prior to his pharmaceutical roles, Tim served in the United States Army, where he rose to the rank of Captain John Kozlowski – CFO Appointed CFO of Lannett in August 2019 − Previously the Chief of Staff and Strategy Officer 22 years of experience, 12 at Lannett − Deep financial and managerial experience; previously Vice President of Financial Operations at Lannett Past work experience includes Optium, Finisar 2

Company Overview Financial Summary Appendix | Supplemental Information Agenda 3

COMPANY OVERVIEW

Lannett at a glance

- Nimble, focused pharmaceutical company with a diversified portfolio of over 100 products
- Founded 1942 and headquartered in Philadelphia, PA
- Manufacturing facilities in Seymour, IN and Carmel, NY
  - Seymour: solid dosage manufacturing
  - Carmel: liquids manufacturing
- "Bread and butter" solid orals and liquid generics remain a key pillar of growth and stability and are complemented by more strategically selected products in the pipeline
- Visible pipeline of high-value, more complex and durable products with bespoke partnerships
- Reliable, US-based supplier of finished dosage products with a strong compliance track record
- Total employees: ~820

Financial and Business Highlights[1]

	LTM period ended 12/31/20	
Financial	$543mm Revenue	$121mm Adj. EBITDA
Financial	22% Adj. EBITDA margin	$102mm Debt reduction
Business	~100 Marketed products	2 Approved ANDAs planned for launch
Business	52 Products launched since Jan 2018 (21 Internally Developed / 31 BD)	11 Filed ANDAs pending approval[2]

(1) Business Highlights amounts as of April 1, 2021.
(2) Includes signed partner deals.

5

6 Generics industry is expected to grow Source: IMS, IQVIA and Fitch Solutions. (1) IMS Nation Sales Perspective data and reflects prices outlets pay for products and does not include rebate discounts. (2) 2015 data from May 2015 through December 2015. Historical and projected US generic drug revenues ($ in billions) US Generic YoY average monthly price change(1) $72 $74 $70 $68 $67 $68 $69 $71 $72 '16 '17 '18 '19 '20 '21 '22 '23 '24 Lannett has <1% share of the “big blue ocean of opportunity” of US generics (2) 4% 1% (9%) (8%) (3%) 2% '15 '16 '17 '18 '19 '20

Major accomplishments

January 2018 → Current

Initiatives	Status
Operational restructuring	▪ Cody API Restructuring plan and sale of other real estate ✓ ▪ Philadelphia plant and distribution facility closed in FY19 ✓ ▪ Increased Seymour plant production by 75+% ✓
Cost savings	▪ Implemented ~$66mm cost savings initiatives in FY19, with $33mm reinvested ✓ ▪ July 2020 Restructuring Plan, delivering annual savings of $15mm ✓ ▪ Reduced companywide headcount by 25+% since January 2018 ✓
Debt reduction and balance sheet optimization	▪ Gross debt reduction of $326mm since January 2018[(1)] ✓ ▪ Issued $86mm convertible notes in September 2019 ✓ ▪ Repaid Term Loan A in November 2020 and implemented new ABL in December 2020 ✓
Product launches and portfolio management	▪ $150mm+ annualized revenue from FY19 and FY20 launches ✓ ▪ 52 new products launched since January 2018 ✓ ▪ 2 approved ANDAs pending launch and 11 filed ✓ ▪ Rationalized product offering in Q2 2021 to improve margin profile ✓
Mid to Longer term pipeline	▪ Advair: filed ANDA on April 1, 2021, and on track to launch as early as CY 2022 ✓ ▪ Insulin Glargine and Insulin Aspart on track to launch CY 2023 and 2024, respectively ✓ ▪ Leverage existing partnerships to capture other products, including across DPI, MDI and other biosimilars / expand the offering into complex durable forms ✓

(1) Includes 3/31/21 amortization payment of $9.8mm.

7

Revenue since launch(1) ~28mm ~6mm Partnership with Cediprof In addition, 3-year, $9mm advisory agreement with Cediprof with additional products being planned Partnership with Sino Therapeutics Launched 4 weeks after signing First to market Revenue since launch(1) ~96mm ~7mm 8 Product launch history Track record of successful product launches and commercialization 3 1 1 7 10 8 8 10 7 1H 2017 2H 2017 1H 2018 2H 2018 1H 2019 2H 2019 1H 2020 2H 2020 1H 2021 Tim Crew joins as CEO Levothyroxine Tabs Signed: Q1 FY 2021 Launched: Q1 FY 2021 Posaconazole Signed: Q1 FY 2020 Launched: Q1 FY 2020 Recent case studies Partnership with IBSA Current sole provider of all 12 marketed dosage strengths for generic Levo capsules Partnership with Rivopharm Launched 4 weeks after signing agreement First to market Agreement extended and products added to partnership Levothyroxine Caps Signed: Q4 FY 2020 Launched: Q2 FY 2021 Vardenafil Signed: Q2 FY 2019 Launched: Q2 FY 2019 (Fiscal year ended 6/30) FY (1) Revenue shown through 12/31/2020.

GlaxoSmithKline (Brand) 51% Viatris (Gx) 32% Prasco (AG) 17% * Source: EvaluatePharma. (1) Company announced that it has temporarily paused the launch of its generic Advair Diskus in 1/15/2021. Launch status unclear. $557 $407 $348 $305 $268 $237 $314 $494 $508 $495 $477 $460 $871 $901 $856 $799 $745 $698 CY20A CY21E CY22E CY23E CY24E CY25E Advair Generic Limited generics entrants expected Advair Diskus is a complex drug-device combination and requires highly specialized facilities Addressable market* 2019 FDA approved 2000 FDA approved 2020 FDA approved, not marketed(1) Generics ($ in millions) Advair Diskus Indication Asthma and COPD Formulation Fluticasone Propionate and Salmeterol Powder (100/50 mcg; 250/50 mcg; 500/50 mcg) Administration Oral inhalation with device Usage 1 inhalation twice a day Authorized generic FDA filed Respirent Inhaler (Under development) US market share split today Market share and opportunity Illustrative future sales to LCI Advair Diskus: US addressable market opportunity ANDA filed April 1, 2021 Lannett expected entry 9 $450 $475 $500 15% $68 $71 $75 20% $90 $95 $100 25% $113 $119 $125 30% $135 $142 $150 Generic market size LCI market share (% by unit volumes) ($ in millions)

(g)Advair Diskus: expected launch as early as mid-2022

ANDA filed on April 1, 2021

- **2014** – Respirent established
- **2016** – DPI manufacturing site breaking ground
- **2017** – China FDA pharmaceutical facility approved
- **2019** – Respirent / Lannett (g)Advair Diskus distribution partnership
- **2020** – Respirent / Lannett (g)Flovent Diskus Distribution partnership
- **2021** – We are Here – ANDA filed on April 1, 2021
- **2022** – (g)Advair ANDA approval Commercial launch (projected approval date to be refined post preliminary FDA file feedback)

Respirent: partner focused on respiratory drug and device combinations with substantial R&D and manufacturing capabilities and investments



- **HQ**: Chongqing, China
- **Team**: Leadership includes several ex-GSK and previously responsible for development, filing and manufacturing of branded Advair Diskus
- **Manufacturing:** World class new and dedicated dry powder inhaler facility capable of double digit market supply for the US
- **R&D**: 2 dedicated facilities for inhalation products

Partnership overview

Product / geography	Advair / USA
Duration	12 years (upon commencement of distribution)
Development costs	LCI engagement emphasized functional support $2 million investment pending prior to approval
Economics	Lannett to receive higher than average margins assuming 5 competitors for (g)Advair

Flovent Diskus - 2nd product partnered; clinical trial recruiting on track

10

Sanofi 71% Lilly 29% 11 $2.2 $2.0 $2.0 $1.9 $1.8 $1.8 $1.1 $0.9 $0.8 $0.7 $0.7 $0.7 $3.3 $2.9 $2.8 $2.6 $2.5 $2.5 CY20A CY21E CY22E CY23E CY24E CY25E Glargine Aspart US Glargine market split today Lannett / HEC is expected to be the 4th in Glargine market and 3rd in Aspart Glargine Aspart Indication Type 1 and Type 2 diabetes Insulin type Basal (slow acting) Mealtime (fast-acting) Onset ~2 hours 5 to 15 minutes Duration Up to 24 hours 3 hours Glargine Marketed by 2000 FDA approved 2015 FDA approved 2020 FDA approved Few insulin players in the market post LoE Insulin Glargine is a long-acting diabetes drug Market share and opportunity $3bn US market expected to slowly decline with increased competition and price erosion ($ in billions) IND 2021 Insulin Glargine and Aspart: $3bn US addressable market Aspart Marketed by 2000 FDA approved Lannett entry Source: EvaluatePharma. (Basaglar) (Semglee) IND 2022 2021 File expected in US Lannett expected as first to file a biosimilar application under 351k $1,800 $2,000 $2,200 5% $90 $100 $110 10% $180 $200 $220 15% $270 $300 $330 Glargine market size LCI market share ($ in millions) (% by unit volumes)

Insulin Glargine and Aspart – Lannett opportunity

Over a decade in development, program on track for IND filing by end of 2021


HEC / Lannett
Insulin Glargine partnership
2011
Glargine cell line
Created by HEC
2016
2019
Human Trial vs. US Lantus
showing biosimilarity
FDA BPD Type
2 meeting
2020
We are Here
2021
Submit IND to FDA
by end of 2021
BLA Filing
2022
2023
Commercial launch
(projected approval date to be refined post next FDA feedback)

HEC: dedicated plant and significant investment

HEC

- **HQ**: Guangdong Province, China
- HEC has marketing approval for recombinant human insulin in China and expects to receive marketing approval for insulin glargine in China during 2021
- **Team**: experienced, dedicated team led by Steve Lehrer, with combined experience developing biosimilars of over 150 years



- Dedicated world class facilities (drug substance, drug product, and pen fill finish) capable of supplying double digit USA market share

Partnership overview

Product / geography	Insulin Glargine / USA
Duration	10 years (initial term on distribution)
Development costs	~$15mm of development costs anticipated over the next 3 years
Economics	50% / 50%

Insulin Aspart - leverages development and infrastructure capabilities of Insulin Glargine; commercial launch expected 1 year after Glargine

12

$101 $115 $119 $114 $115 $123 $26 $21 $25 $24 $11 $11 $38 $37 $36 $36 $26 $24 $127 $136 $144 $138 $126 $134 Q1'20A Q2'20A Q3'20A Q4'20A Q1'21A Q2'21A Quarterly financial summary 13 ($ in millions) Quarterly revenue and adjusted EBITDA Rest of portfolio revenue Fluphenazine Adjusted EBITDA Adjusted EBITDA margin 29.5% 26.9% 25.3% 25.6% 20.3% 17.9% # of products 106 110 114 117 119 119 Fluphenazine (% of sales) 20% 15% 17% 17% 9% 8%

14 Historical product concentration (% by revenue) Diversified product portfolio 63% 56% 60% 82% 91% 92% 9% 8% 10% 18% 9% 8% 28% 36% 30% FY2017 FY2018 FY2019 FY2020 Q1 FY2021 Q2 FY2021 Rest of portfolio Fluphenazine Levothyroxine (1) Refers to sales of Levo tabs under a previous distribution agreement. (1) Current portfolio of over 100 marketed products is highly diverse with limited product concentration

Lannett leverages both internal research and development and business development as channels to maintain a robust pipeline of opportunities Balance higher margin internally developed products with lower risk access to unique technologies in external opportunities to deliver attractive ROI Nimble, reliable supplier with strong wholesale relationships provides portfolio management opportunities, including “one-time buys” and capitalizing on market disruptions (i.e. Fluphenazine) Portfolio growth through strategic new product launches Multifaceted growth strategy that leverages Lannett’s unique strengths 15 Research and development Business development New product development .. Focused on products less subject to low cost overseas competition and where LCI has expertise .. Partnerships focus on higher value durable products .. Shock absorber with shared profitability Portfolio management Fluphenazine Levo Caps (g)Advair Posaconazole Levo Tabs Numbrino Methylphenidate CD Omeprazole BAC Chlorpromazine Target ROI of >20% Vardenafil Insulin Glargine Aripiprazole OS Fluoxetine OS Lisdexamphetamine

Research and development pipeline

Track record of Lannett R&D launches



4
8
7
2
HY FY2018A
FY2019A
FY2020A
FY2021A (YTD)

Pipeline of internal R&D projects

~9[1] R&D projects in the next 18 months

(selected molecules in development)

Product	Dosage form	Target FDA submission date	Annual Sales opportunity[1]
Product A	Oral Solution		
Product B	IR Tablets		
Product C	IR Tablets	FY2021	~$30mm+
Product D	IR Capsules		
Product E	Powder for Oral Suspension		
Product F	IR Tablets		
Product G	IR Capsules	FY 2022	~$50mm+
Product H	IR Tablets		
Product I	Oral Suspension		

Internal development provides lower risk, higher margin percentage products to complement our continuous external business development

(1) Based on Lannett's current internal estimates based on existing market conditions, which are subject to change.

16

Business development overview

Lannett is focused on BD opportunities that require complex technologies and offer longer-term, higher value revenue potential. Since January 2018, external business development initiatives have generated ~$370mm of total revenue

Achievements since January 2018

- **22** New Partners
- **69** New Applications
- **31** Launches
- **190** New SKUs

Disciplined approach to BD

269 BD opportunities reviewed in CY2020

- **237 declined**
- 17 ongoing
- 15 pursued
  - **13 closed**
  - 2 lost

87% success rate

Speed to market

	1 Identify market	2 Identify partner for molecule	3 Quickly negotiate terms	4 Sign deal	5 Drug production	6 Bring to market
Posaconazole	Jun-19	Jun-19	Jul-19	Aug-19	Aug-19	Sep-19
Vardenafil	Mar-18	May-18	Jul-18	Oct-18	Oct-18	Nov-18
Levorphanol Tablets	Mar-20	Jul-20	Jul-20	Jul-20	Jul-20	Aug-20

For Posaconazole and Vardenafil, the contract was executed, PLAIR letter submitted, product cleared into the US, shipped to warehouse and launched within 4 weeks

17

Doses Owned manufacturing has highly reliable supply and capacity for growth 18 Cost / 1000 doses at Seymour facility Employees ~550 ~75 Dosage form Oral solids Liquids Annual output 3.2B units (FY2020) − 3.3B units as of FY 2019 − 2.5B units as of FY 2018; increase of ~1.5B capacity while reducing costs − 1.8B units as of FY 2017 7.3M bottles / 1.4M liters (FY2020) − 5.5M bottles / 1.2M liters as of FY 2019 − 5.8M bottles / 1.2M liters as of FY 2018 − 5.1M bottles / 1.1M liters as of FY 2017 Capabilities / technology IR and ER (tablets and capsules), OROS technology (laser drill), pellets, powders for oral suspension, packaging and distribution center Oral and topical solutions, oral suspensions, packaging Differentiation Centralized manufacturing / distribution / quality centers Co-located manufacturing and distribution center 24x7 operations No significant liquid supplier outside US/Canada Local manufacturer provides competitive advantage for domestic customers (YoY% change) Seymour, IN Carmel, NY FY 2017 FY 2018 FY 2019 FY20 1.8B 2.5B 3.3B 3.2B

$4.3 $5.2 $3.2 $1.9 $0.5 $1.1 $3.0 $1.0 $4.8 $6.3 $6.2 $2.9 0 1 2 3 4 5 6 7 8 Q3'20 Q4'20 Q1'21 Q2'21 Capex BD Expenditures Commentary LTM ($ in millions) 2018 2019 2020 Q2 2021 Adjusted EBITDA $255 $230 $146 $121 (-) Cash taxes(1) 7 5 (8) 1 (-) Cash interest expense(2) (64) (67) (53) (46) (-) Capital expenditures (52) (24) (18) (15) Steady state cash flow $145 $144 $67 $61 (-) Change in NWC(3) (67) 55 53 (6) (-) Business development(4) (19) (3) (29) (6) Levered free cash flow(7) $59 $196 $91 $49 Strong historical cash flow generation Free cash flow profile (1) Represents the Company’s cash tax expense (benefit) in a given period. (2) Represents the Company’s cash interest expense in a given period (excluding the amortization of financing fees and debt discount). (3) Change in NWC calculated as change in accounts receivable, inventories, other assets, rebates payable, royalties payable, restructuring liability, operating lease liability, accounts payable, accrued expenses, accrued payroll and payroll-related expenses and other liabilities in a given period. (4) Represents Purchases of Intangible Assets. (5) Includes the acquisition of five products from UCB for $5.0 million (Feb 2018) and the acquisition of over 20 products from a subsidiary of Endo International plc for an upfront payment of $12.0 million (May 2018). (6) Primarily includes a $20.0 million upfront payment to distribute Levothryoxine Sodium Tablets USP and a $3.5 million payment to distribute Posaconazole Delayed-Release Tablets 100mg. (7) Levered free cash flow calculated as Adjusted EBITDA less cash taxes, cash interest expense, capital expenditures, change in net working capital and business development expenses. (8) As disclosed in our 2019 Form 10-K, we ceased sales of Levothyroxine, our largest product, at the end of the third quarter of fiscal year 2019. 19 (8) (6) (5) Disciplined capital investment process selectively targets most attractive pipeline opportunities − Target projects with ~20% IRR profile − 1 year payback on smaller opportunities − Company will target higher return profile for durable opportunities that require more significant investment $64mm Tax Receivable on balance sheet at 12/31/2020 − $22mm of refund recognized in Q3 2021 − $42mm expected to be received in next 9 months Cash generated in Q3 2021 of $47mm Capex and business development spending

Track record of debt reduction 20 Note: 2Q’21 Term Loan B outstanding adjusted for 3/31/21 amortization of $9.8mm. (1) Includes $5mm of restricted cash. Laser focus on prudent management of cash flow and debt reduction

Proven management team with deep generics experience

Name and Title	Experience	Name and Title	Experience
 **Tim Crew** CEO	▪ 31 years of experience in the industry, **3 at Lannett** ▪ Past work experience includes Teva, Cipla, Dr. Reddy's, Bristol-Myers Squibb, US Army	 **Kristin Arnold** VP R&D	▪ 30 years of experience in the industry, **4 at Lannett** ▪ Past work experience includes Norwich Pharmaceuticals, FMC, Alpharma, Monsanto
 **John Kozlowski** CFO	▪ 22 years of experience, **12 at Lannett** ▪ Past work experience includes Optium, Finisar	 **Kristie Stephens** VP of Regulatory Affairs	▪ 24 years of experience in the industry, **21 at Lannett**
 **Maureen Cavanaugh** SVP and CCOO	▪ 31 years of experience in the industry, **3 at Lannett** ▪ Past work experience includes Teva, PAR, Sandoz, Bristol Myers	 **Samuel Israel** General Counsel	▪ 22 years of experience in the industry, **4 at Lannett** ▪ Past work experience includes Fox Rothschild, with representation of Lannett
 **Robert Ehlinger** VP and CIO	▪ 26 years of experience in the industry, **15 at Lannett** ▪ Past work experience includes MedQuist, Kennedy Health Systems	 **Grant Brock** VP Operations	▪ 19 years of experience in the industry, **3 at Lannett** ▪ Past work experience includes Aprecia, Teva, PMC
 **John Abt** VP and CQOO	▪ 34 years of experience in the industry, **6 at Lannett** ▪ Past work experience includes Teva, Alpharma, RP Scherer	 **Michael Block** VP of Business Development	▪ 13 years of experience in the industry, **9 at Lannett** ▪ Past work experience includes Universal Marine Medical Supply

First-class Leadership Team

21

FINANCIAL SUMMARY

$255 $230 $146 $121 37.2% 35.2% 26.8% 22.3% 2018 2019 2020 LTM Q2 '21 $685 $655 $546 $543 2018 2019 2020 LTM Q2 '21 Historical reported financial overview (1) As disclosed in our 2019 Form 10-K, we ceased sales of Levothyroxine, previously our largest product, at the end of the third quarter of fiscal year 2019. (2) Excludes purchase of intangible assets. Capital expenditures and % of sales(2) R&D expense and % of sales $29 $39 $29 $26 4.3% 5.9% 5.4% 4.8% 2018 2019 2020 LTM Q2' 21 ($ in millions) ($ in millions) ($ in millions) ($ in millions) Adjusted EBITDA and % margin Net revenue (1) 23 $34 $23 $18 $1 7.6% 3.7% 3.3% 2.8% 2018 2019 2020 LTM Q2 '21 Maintenance capex Cody capex % of sales $52 $24 $18 $15 (1)

$145 $144 $67 $61 2018 2019 2020 LTM Q2 '21 Ceased sales of Levothyroxine 3.6x 3.5x 4.4x 0.6x 3.6x 3.5x 5.0x 2018 2019 2020 First Lien Leverage Junior & Other Leverage $897 $768 $622 $86 $897 $768 $708 2018 2019 2020 First Lien Debt Junior & Other Debt Historical reported financial overview (cont’d) 24 Gross leverage Total debt Commentary Steady state free cash flow The Company has a strong track record of repaying debt since Kremers acquisition Since 2016, the Company has repaid ~$530mm of long-term debt Lannett expects to continue debt reduction with a target leverage of less than 3.0x Cash generation in Q3 2021 of $47mm ($ in millions) ($ in millions) 57% FCF Conversion 63% 46% 50% (1) (1) Based on Adj. EBITDA.

APPENDIX

Reconciliation of Adjusted EBITDA

Adjusted EBITDA

USD millions				LTM Dec
EBITDA Reconciliation	2018A	2019A	2020A	2020A
Net income (loss) attributable to Lannett Company	$29	($272)	($34)	($205)
Plus: Income tax expense	22	(74)	(15)	(78)
Plus: Interest expense	86	84	67	59
Plus: Depreciation and amortization	17	17	20	20
EBITDA	$154	($245)	$38	($204)
A Plus: Amortization of intangibles (non-cash)	33	32	32	34
B Plus: Asset impairment charges (non-cash)	25	375	35	231
C Plus: Write-downs for excess and obsolete inventory (non-cash)	12	21	10	27
Plus: Share-based compensation (non-cash)	10	9	10	9
Plus: Depreciation of asset step-ups and software costs (non-cash)	5	7	4	4
Plus: Loss (gain) on extinguishment of debt (non-cash)	-	-	2	-
Plus: Loss on sale of intangible asset (non-cash)	16	-	-	-
EBITDA adjusted for non-cash items	$255	$199	$131	$101
D Plus: Restructuring expenses	7	4	2	4
Plus: Cody API business held for sale	-	12	4	2
Plus: Investment and other income	(7)	(1)	(1)	-
Plus: Branded prescription drug fee	-	-	3	3
Plus: Legal and financial advisory costs	-	4	-	-
Plus: Decommissioning of Philadelphia sites	-	4	2	1
E Plus: Other	-	8	5	5
F Plus: Distribution agreement renewal costs	-	-	-	5
Adjusted EBITDA	$255	$230	$146	$121

Add-back descriptions

A Amortization of purchased intangible assets primarily related to the acquisition of KUPI and Silarx Pharmaceuticals, Inc.

B To exclude asset impairment charges primarily associated with an agreement to distribute Methylphenidate AB and related to the abandonment of several pipeline products within the KUPI IPR&D and Silarx IPR&D asset portfolios

C To exclude write-downs for excess and obsolete inventory related to the discontinuance of certain product lines

D Expenses associated with various restructuring plans

E Includes accrued separation costs related to the Company's former CFO and the Company's cost reduction plan, COVID-19 special recognition payments, legal settlements and costs previously incurred as part of the Company's refinancing efforts, partially offset by gains on sales of assets previously held for sale

F To exclude consideration recorded to renew the Company's distribution agreement with Recro Gainesville LLC

Source: Company filings

26

Superior track record and clean inspection history

Delivers high quality and reliable supply

FY 2020 Inspection summary

Agency	Site/Topic	Outcome
FDA	New York	Received a 3 item 483 with 2 minor and 1 moderate observation; site deemed VAI in the EIR
DEA	Seymour	No citations or observations Closed 8/2/19
DEA	Carmel	No citations or observations Closed 9/9/19

FY 2019 Inspection summary

Agency	Site/Topic	Outcome
DEA	Philadelphia (2): 1. Manufacturers license 2. Analytical license	No citations or observations
DEA	Seymour (3): 1. Distributor 2. Importer 3. Exporter	No citations or observations Closed 5/31/19
OSHA	Seymour 1. For cause inspection for employee that fell	One observation for improving ladder training (CAPA implemented)
EPA	Although not an inspection, we resolved/settled our Seymour EPA emissions violation for methylene chloride by changing our permit. The permit was approved which should prevent reoccurrence.	
FDA	Philadelphia (1)	No 483 issued

2016-2018 FDA & DEA inspection summary

Site	FDA Inspection	Outcome
Philadelphia Plant	FDA GMP (9/16)	2 minor observations
Pennsylvania Corporate	FDA Pharmacovigilance (6/17)	No 483
Cody Wyoming	FDA GMP and PAI (12/17)	1 moderate observation
Seymour Plant	FDA GMP (2/18)	2 minor observations
Carmel Plant	FDA GMP (3/18)	2 minor observations
Site	**DEA Inspection**	**Outcome**
All Sites	Seven (7) DEA	No regulatory action

27